Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT

TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report on Form 10-K of BioAmber Inc. for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Richard P. Eno, as President and Acting Chief Executive Officer of BioAmber Inc. (the “Company”), and Mario Settino, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2018	By:	/s/ Richard P. Eno
Richard P. Eno
Chief Executive Officer (Principal Executive Officer)

Date: April 30, 2018	By:	/s/ Mario Settino
Mario Settino
Chief Financial Officer (Principal Financial Officer)